Exhibit 99.1

ReachLocal Reports First Quarter 2016 Results

Fourth Consecutive Quarter of Positive Adjusted EBITDA

(WOODLAND HILLS, CA) – May 3, 2016 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in powering online marketing for local businesses, today reported financial results for the first quarter of 2016.

“ReachLocal continues to make measurable progress building and sustaining a profitable business model. Our commitment to operational efficiency has driven our fourth consecutive quarter of positive Adjusted EBITDA,” said Sharon Rowlands, chief executive officer. “Our second quarter guidance indicates that we believe we are making progress towards revenue growth and we are also encouraged by our continued product-line expansion, which we expect to provide us with strong cross-selling opportunities moving forward.”

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q1 2016	Q1 2015
Revenue	$78,709	$99,563
Net Loss	$(6,152)	$(12,782)
Net Loss per Diluted Share	$(0.21)	$(0.44)
Non-GAAP Net Loss	$(3,664)	$(10,164)
Non-GAAP Net Loss per Diluted Share	$(0.12)	$(0.35)
Adjusted EBITDA	$3,453	$(3,785)
Cash Flow from Operating Activities, Continuing Operations	$(3,399)	$(4,530)
Cash Flow from Operating Activities	$(3,399)	$(4,589)

1

	Q1 2016	Q1 2015
Revenue by Channel (North America):
Direct Local	$41,235	$45,926
National Brands, Agencies and Resellers (NBAR)	$14,337	$17,573

Revenue by Channel (International):
Direct Local	$19,524	$32,809
National Brands, Agencies and Resellers (NBAR)	$3,613	$3,255

Key Metrics (at Period End):
Active Clients	16,400	20,200
Active Product Units	27,200	30,700

Business Outlook

The Company’s outlook for the second quarter of 2016 is as follows:

●	Revenue in the range of $79 to $81 million.

●	Adjusted EBITDA in the range of $3.5 to $4.5 million.

Conference Call and Webcast Information

The ReachLocal first quarter 2016 results teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time on Tuesday, May 3, 2016. To participate on the live call, analysts and investors should dial 1-888-455-2296, or outside the U.S. 719-325-2472, at least 10 minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s website at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports Active Clients and Active Product Units, as management believes that these metrics are important gauges of the progress of the Company’s performance.

Non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs. Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

Acquisition Related Costs: Acquisition related costs, including the amortization and any impairment of acquired intangibles and goodwill and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

●

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

●

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

●

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

●	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

●	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

●	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Active Clients is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Clients by adjusting the number of Active Product Units to combine clients with more than one Active Product Unit as a single Active Client. Clients with more than one location are generally reflected as multiple Active Clients. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Clients includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Product Units is a number we calculate to approximate the number of individual products, licenses or services we are providing to Active Clients. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client who also licenses ReachEdge, we consider that three Active Product Units. Similarly, if a client purchases ReachSearch campaigns for two different products or purposes, we consider that two Active Product Units. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s outlook for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to increase productivity of its sales operations; (ii) the Company’s ability to obtain the cost savings contemplated by its cost reduction initiatives and maintain sufficient liquidity; (iii) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (iv) the Company’s ability to recruit, train and retain its salespeople; (v) the Company’s ability to attract and retain customers and compete with a wide range of competitors on both price and product offerings; (vi) the Company’s ability to satisfy the covenants under its term loan; (vii) the availability of banking and payment processing services from financial services providers; (viii) the Company’s ability to manage its international operations; (ix) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (x) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (xi) the Company’s ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc. (NASDAQ: RLOC) helps local businesses grow and operate their business better with leading technology and expert service for our clients’ lead generation and conversion. ReachLocal is headquartered in Woodland Hills, Calif. and operates in four regions: Asia-Pacific, Europe, Latin America and North America.

For more information please visit ReachLocal at www.reachlocal.com, follow us at www.reachlocal.com/social or email info@reachlocal.com.

Investor Relations: Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	Media Contact: Amber Seikaly Vice President, Marketing and Communications (214) 294-0242 amber.seikaly@reachlocal.com

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	March 31,	December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$13,001	$18,833
Short-term investments	130	359
Accounts receivable, net	6,720	6,278
Prepaid expenses and other current assets	5,768	8,296
Total current assets	25,619	33,766

Property and equipment, net	11,664	13,550
Capitalized software development costs, net	20,159	20,691
Restricted cash- term loan	15,000	15,000
Restricted cash	3,670	3,502
Intangible assets, net	3,776	4,011
Non-marketable investments	9,000	9,000
Other assets	2,594	2,547
Goodwill	20,148	20,129
Total assets	$111,630	$122,196

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$31,457	$33,581
Accrued compensation and benefits	11,179	14,478
Deferred revenue	22,488	22,985
Accrued restructuring	3,829	3,329
Term loan	11,407	8,352
Capital lease	707	698
Other current liabilities	9,055	10,166
Liabilities of discontinued operations	806	804
Total current liabilities	90,928	94,393

Term loan	13,402	16,194
Convertible notes – related party	5,000	5,000
Capital lease	305	484
Deferred rent and other liabilities	8,105	8,111
Total liabilities	117,740	124,182

Stockholders’ Deficit:
Receivable from stockholder	(59)	(55)
Additional paid-in capital	142,375	140,398
Accumulated deficit	(142,236)	(136,084)
Accumulated other comprehensive loss	(6,190)	(6,245)
Total stockholders’ deficit	(6,110)	(1,986)
Total liabilities and stockholders’ deficit	$111,630	$122,196

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended
	March 31,
	2016	2015
Revenue	$78,709	$99,563
Cost of revenue	43,851	56,217
Operating expenses:
Selling and marketing	23,124	36,283
Product and technology	6,086	7,422
General and administrative	7,878	10,713
Restructuring charges	2,456	1,455
Total operating expenses	39,544	55,873

Operating loss	(4,686)	(12,527)
Loss on deconsolidation of subsidiaries, net	(72)	-
Interest expense	(1,115)	(75)
Other expense, net	(12)	(81)
Loss before income taxes	(5,885)	(12,683)
Income tax provision	267	99
Net loss	$(6,152)	$(12,782)

Net loss per share:
Net loss per share, basic and diluted	$(0.21)	$(0.44)

Weighted average common shares used in the computation of net loss per share:
Basic and diluted	29,808	29,070

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$50	$156
Selling and marketing	201	482
Product and technology	62	168
General and administrative	827	1,340
	$1,140	$2,146

Depreciation and amortization:
Cost of revenue	$159	$132
Selling and marketing	563	833
Product and technology	3,274	3,707
General and administrative	537	462
	$4,533	$5,134

REACHLOCAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Loss from continuing operations	$(6,152)	$(12,782)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	4,533	5,134
Stock-based compensation	1,140	2,146
Restructuring charges	2,456	1,455
Loss on deconsolidation of subsidiary	72	-
(Gain) loss on disposal of fixed assets	(4)	161
Provision for doubtful accounts	384	78
Non-cash interest expense, net	289	2
Changes in operating assets and liabilities:
Accounts receivable	(714)	2,069
Prepaid expenses and other current assets	2,329	(449)
Other assets	4	(498)
Accounts payable	(2,549)	(1,838)
Accrued compensation and benefits	(2,195)	(1,765)
Deferred revenue	(750)	333
Accrued restructuring	(873)	(539)
Deferred rent and other liabilities	(1,369)	1,963
Net cash used in operating activities, continuing operations	(3,399)	(4,530)
Net cash used in operating activities, discontinued operations	-	(59)
Net cash used in operating activities	(3,399)	(4,589)

Cash flows from investing activities:
Additions to property, equipment and software	(2,592)	(4,134)
Proceeds from sales of property and equipment	348	-
Maturities of certificates of deposits and short-term investments	204	700
Purchases of certificates of deposits and short-term investments	-	(42)
Net cash used in investing activities	(2,040)	(3,476)

Cash flows from financing activities:
Proceeds from exercise of stock options	-	6
Principal payments on capital lease obligations	(193)	(191)
Term loan costs	-	(50)
Common stock repurchases	(491)	(4)
Net cash used in financing activities	(684)	(239)

Effect of exchange rate changes on cash and cash equivalents	291	(1,731)

Net change in cash and cash equivalents	(5,832)	(10,035)
Cash and cash equivalents—beginning of period	18,833	43,720
Cash and cash equivalents—end of period	$13,001	$33,685

REACHLOCAL, INC.

Reconciliation of Adjusted EBITDA to Operating Loss

(in thousands)

	Three Months Ended
	March 31,
	2016	2015
Operating loss	$(4,686)	$(12,527)
Add:
Depreciation and amortization	4,533	5,134
Stock-based compensation	1,140	2,146
Acquisition and integration costs	10	7
Restructuring charges	2,456	1,455
Adjusted EBITDA (1)	$3,453	$(3,785)

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended March 31, 2016 and 2015

(in thousands, except per share amounts)

	Three Months Ended March 31, 2016					Three Months Ended March 31, 2015
		Adjustments:					Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (2)	Acquisition Related Costs (3)	Restructuring Related Costs (4)	Non-GAAP Operating Results
Revenue	$78,709	-	-	-	$78,709	$99,563	-	-	-	$99,563
Cost of revenue	43,851	(50)	-	-	43,801	56,217	(156)	-	-	56,061
Operating expenses:
Sales and marketing	23,124	(201)	-	-	22,923	36,283	(482)	-	-	35,801
Product and technology	6,086	(191)	(158)	-	5,737	7,422	(279)	(372)	-	6,771
General and administrative	7,878	(832)	(92)	-	6,954	10,713	(1,345)	(100)	-	9,268
Restructuring charges	2,456	-	-	(2,456)	-	1,455	-	-	(1,455)	-
Total operating expenses	39,544	(1,224)	(250)	(2,456)	35,614	55,873	(2,106)	(472)	(1,455)	51,840
Operating income (loss)	(4,686)	1,274	250	2,456	(706)	(12,527)	2,262	472	1,455	(8,338)
Loss on deconsolidation of subsidiaries, net	(72)	-	-	-	(72)	-	-	-	-	-
Interest expense	(1,115)	-	-	-	(1,115)	(75)	-	-	-	(75)
Other expense, net	(12)	-	-	-	(12)	(81)	-	-	-	(81)
Income (loss) before income taxes	(5,885)	1,274	250	2,456	(1,905)	(12,683)	2,262	472	1,455	(8,494)
Income tax provision (5)	267	477	94	921	1,759	99	848	177	546	1,670
Net Income (loss)	$(6,152)	$797	$156	$1,535	$(3,664)	$(12,782)	1,414	295	909	$(10,164)

Net loss per share:
Net loss per share, basic and diluted	$(0.21)				$(0.12)	$(0.44)				$(0.35)

Weighted average shares outstanding
Basic and diluted	29,808				29,808	29,070				29,070

REACHLOCAL, INC.

Reconciliation of GAAP to Constant Currency Revenue

(in thousands)

	Three Months Ended
	March 31,
	2016		2015
North American GAAP Revenue	$55,572		$63,499
Constant Currency Adjustment	253		-
North American Revenue at Constant Currency (6)	$55,825		$63,499

As Reported Growth Rates	(12.5%	)	(17.6%	)
Constant Currency Growth Rates	(12.1%	)	(17.2%	)

International GAAP Revenue	$23,137		$36,064
Constant Currency Adjustment	1,916		-
International Revenue at Constant Currency (6)	$25,053		$36,064

As Reported Growth Rates	(35.8%	)	(24.3%	)
Constant Currency Growth Rates	(30.5%	)	(13.7%	)

Consolidated GAAP Revenue	$78,709		$99,563
Constant Currency Adjustment	2,169		-
Consolidated Revenue at Constant Currency (6)	$80,878		$99,563

As Reported Growth Rates	(20.9%	)	(20.2%	)
Constant Currency Growth Rates	(18.8%	)	(16.0%	)

Footnotes

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense.

(2) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(3) Acquisition Related Costs, including the amortization and any impairment of acquired intangibles and goodwill, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(4) Restructuring Related Costs are excluded from the non-GAAP operating results as these are non-recurring charges with the Company would not have incurred as part of continuing operations.

(5) The income tax provision (benefit) for the Non-GAAP adjustments is estimated using the effective statutory rate for those jurisdictions.

(6) Constant currency revenues are determined by recalculating net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. The company uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Where constant currency revenue is presented for a period longer than one fiscal quarter, it is computed as the sum of the amount separately calculated for each quarter during that period.